UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 1, 2022

NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-36211	98-1575532
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13135 Dairy Ashford, Suite 800 Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281)
276-6100

NOBLE FINANCE COMPANY
(Exact name of registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13135 Dairy Ashford, Suite 800 Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281)
276-6100

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.00001 per share	NE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
This combined filing on Form
8-K
is separately filed by Noble Corporation, an exempted company incorporated in the Cayman Islands with limited liability (“
Noble
”), and Noble Finance Company, an exempted company incorporated in the Cayman Islands with limited liability (“
Finco
”) and a wholly owned subsidiary of Noble. Information in this filing relating to Finco is filed by Noble and separately by Finco on its own behalf. Finco makes no representation as to information relating to Noble (except as it may relate to Finco) or any other affiliate or subsidiary of Noble. This report should be read in its entirety as it pertains to each of Noble and Finco.
As previously disclosed, on November 10, 2021, Noble entered into a Business Combination Agreement (the “
Business Combination Agreement
”) with Noble Finco Limited, a private limited company formed under the laws of England and Wales and an indirect, wholly owned subsidiary of Noble (“
Topco
”), Noble Newco Sub Limited, a Cayman Islands exempted company and a direct, wholly owned subsidiary of Topco, and The Drilling Company of 1972 A/S, a Danish public limited liability company (“
Maersk Drilling
”). The business combination and the other transactions contemplated by the Business Combination Agreement are referred to herein as the “
Business Combination
.”
As previously disclosed, on June 23 2022, Noble and certain of its subsidiaries (together, the “
Company
”) entered into an Asset Purchase Agreement with Shelf Drilling (North Sea), Ltd. and Shelf Drilling, Ltd. (together, “
Shelf Drilling
”) relating to the sale by the Company and the purchase by Shelf Drilling (the “
Rig
Transaction
”) of five jackup rigs known as the
Noble Hans Deul
,
Noble Houston Colbert
,
Noble Lloyd Noble
,
Noble Sam Hartley
and
Noble Sam Turner
and all related support and infrastructure (collectively, and together with the related offshore and onshore personnel and related operations, the “
Divestment Business
”).

Item 7.01	Regulation FD Disclosure.
On September 1, 2022, Noble issued a press release announcing the approval of the Business Combination by the UK Competition and Markets Authority (the “
UK CMA
”). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form

8-K

and is incorporated herein by reference.
The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “
Exchange Act
”), and shall not be incorporated by reference into any filings made by Noble under the Securities Act of 1933, as amended (the “
Securities Act
”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.
As previously disclosed, the Business Combination had remained subject to the approval of the UK CMA. On September 1, 2022, the UK CMA published its decision not to refer the Business Combination for further in-depth

Phase 2 review and has completed its review of the Business Combination. The UK CMA approval represented a significant step towards closing the Business Combination, which is now anticipated to occur on or around October 3, 2022.
In addition, on September 1, 2022, Noble and Maersk Drilling entered into an undertaking (the “
Undertaking
”) with the UK CMA as a condition of obtaining the UK CMA’s Phase 1 approval for the Business Combination. The Undertaking imposes the following obligations and covenants on Noble and Maersk Drilling (and subsequently the combined Noble and Maersk Drilling group):

•
Noble is required to sell the Divestment Business to Shelf Drilling within three months of the effective date of the Undertaking. As previously disclosed, Noble is expected to continue to operate the

Noble Lloyd Noble

on Shelf Drilling’s behalf for a transitional period after the closing of the Rig Transaction under a bareboat charter arrangement.

•
Noble and Maersk Drilling are required to hold the Divestment Business separate from the rest of the business until the Rig Transaction (including the subsequent transfer of operations relating to the

Noble Lloyd Noble
) is completed.

•
Until the Rig Transaction (including the subsequent transfer of operations relating to the

Noble Lloyd Noble
) is completed, Noble and Maersk Drilling are required to maintain the viability of the Divestment Business as a going concern, including, among other things, not making substantive changes to the organizational structure of the Divestment Business, preserving the assets of the Divestment Business, maintaining the range and quality of services provided by the Divestment Business and ensuring that negotiations with customers and suppliers of the Divestment Business are carried out solely by the Divestment Business.

•	Except with the prior written consent of the UK CMA, for a period of 10 years after the sale of the Divestment Business:

•
the combined Noble and Maersk Drilling group is prohibited from re-acquiring

any interest (directly or indirectly) in the Divestment Business or any of its assets and from influencing the policies or decisions of the Divestment Business; and

•
employees and directors of the combined Noble and Maersk Drilling Group are prohibited, for so long as they are such employees or directors, from occupying any managerial or directorship position in the Divestment Business or in any company having control of the Divestment Business.

Forward-Looking Statements
This communication includes forward-looking statements within the meaning of the federal securities laws with respect to the proposed Business Combination, including statements regarding the anticipated timing of the Business Combination. These forward-looking statements are generally identified by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “should,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. The absence of these words, however, does not mean that the statements are not forward-looking. These forward-looking statements are based upon current expectations, beliefs, estimates and assumptions that, while considered reasonable as and when made by Noble and its management, and Maersk Drilling and its management, as the case may be. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties.
Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the risk that the Business Combination and the Rig Transaction may not be completed in a timely manner or at all, which may adversely affect the price of Noble’s and Maersk Drilling’s securities, (ii) the failure to satisfy the conditions to the consummation of the Business Combination, including the acceptance of the proposed exchange offer by the requisite number of Maersk Drilling shareholders, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (iv) the effects of public health threats, pandemics and epidemics, such as the ongoing outbreak of
COVID-19,
and the adverse impact thereof on Noble’s or Maersk Drilling’s business, financial condition and results of operations, (v) the effect of the announcement or pendency of the Business Combination on Noble’s or Maersk Drilling’s business relationships, performance, and business generally, (vi) the risk that the proposed Business Combination disrupts current plans of Noble or Maersk Drilling and potential difficulties in Noble’s or Maersk Drilling’s employee retention as a result of the proposed Business Combination, (vii) the outcome of any legal proceedings that may be instituted against Noble or Maersk Drilling related to the Business Combination Agreement or the proposed Business Combination, (viii) the ability of Topco to list the Topco Shares on the New York Stock Exchange or the Nasdaq Copenhagen A/S, (ix) volatility in the price of the combined company’s securities due to a variety of factors, including changes in the competitive markets in which Topco plans to operate, variations in performance across competitors, changes in laws and regulations affecting Topco’s business and changes in the combined capital structure, (x) the effects of actions by, or disputes among OPEC+ members with respect to production levels or other matters related to the price of oil, market conditions, cost inflation, factors affecting the level of activity in the oil and gas industry, the conflict in Ukraine, and supply and demand of drilling rigs, (xi) factors affecting the duration of contracts, the actual amount of downtime, (xii) factors that reduce applicable dayrates, operating hazards and delays, (xiii) risks associated with operations outside the United States, actions by regulatory authorities, credit rating agencies, customers, joint venture partners, contractors, lenders and other third parties, legislation and regulations affecting drilling operations, compliance with or changes in environmental, health, safety, tax and other regulations or requirements or initiatives (including those addressing the impact of global climate change or air emissions), violations of anti-corruption laws, shipyard risk and timing, delays in mobilization of rigs, hurricanes and other weather conditions, and the future price of oil and gas, (xiv) the ability to implement business plans, forecasts, and other expectations (including with respect to synergies and financial and operational metrics, such as EBITDA and free cash flow) after the completion of the proposed Business Combination, and to identify and realize additional opportunities, (xv) the failure to realize anticipated benefits of the proposed Business Combination, (xvi) risks related to the ability to correctly estimate operating expenses and expenses associated with the Business Combination, (xvii) risks related to the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, (xviii) the potential impact of announcement or consummation of the proposed Business Combination on relationships with third parties, (xix) changes in law or regulations affecting Noble, Maersk Drilling or the combined company, (xx) international, national or local economic, social or political conditions that could adversely affect the companies and their business, (xxi) conditions in the credit markets that may negatively affect the companies and their business, and (xxii) risks associated with assumptions that parties make in connection with the parties’ critical accounting estimates and other judgements. The foregoing list of factors is not exhaustive. There can be no assurance that the future developments affecting Noble, Maersk Drilling or any successor entity of the Business Combination will be those that we have anticipated.
These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Noble’s or Maersk Drilling’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements or from our historical experience and our present expectations or projects. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in Noble’s Annual Report on Form
10-K,
Quarterly Reports on Form
10-Q,
Current Reports on Form
8-K
and other documents filed from time to time by Noble with the Securities and Exchange Commission (“
SEC
”) and those described in Maersk Drilling’s annual reports, relevant reports and other documents published from time to time by Maersk Drilling. Noble and Maersk Drilling wish to caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Except as required by law, Noble and Maersk Drilling are not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.
Additional Information and Where to Find It
In connection with the proposed Business Combination, Topco has filed a Registration Statement on Form
S-4
(which Registration Statement was declared effective on April 11, 2022) with the SEC that includes (1) a proxy statement of Noble that also constitutes a prospectus for Topco and (2) an offering prospectus of Topco to be used in connection with Topco’s offer to exchange shares in Maersk Drilling for Topco shares. Topco will distribute the offering prospectus in connection with the exchange offer. Topco filed an offer document with the Danish Financial Supervisory Authority (
Finanstilsynet
). This communication does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS AND THE OFFERING DOCUMENT RELATING TO THE PROPOSED BUSINESS COMBINATION IN THEIR ENTIRETY, IF AND WHEN THEY BECOME AVAILABLE, AND ANY OTHER DOCUMENTS FILED BY EACH OF TOPCO AND NOBLE WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TOPCO, MAERSK DRILLING AND NOBLE, THE PROPOSED BUSINESS COMBINATION AND RELATED MATTERS.
Investors and shareholders can obtain free copies of the proxy statement/prospectus and all other documents filed with the SEC by Topco and Noble through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders are able to obtain free copies of the proxy statement/prospectus and other documents related thereto on Maersk Drilling’s website at www.maerskdrilling.com or Noble’s website at www.noblecorp.com, or by written request to Noble at Noble Corporation, Attn: Richard B. Barker, 13135 Dairy Ashford, Suite 800, Sugar Land, Texas 77478.
No Offer or Solicitation
This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction, in each case, in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and applicable European or the UK, as appropriate, regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including, without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits
.

EXHIBIT NUMBER		DESCRIPTION

99.1	—	Press Release issued by Noble Corporation, dated September 1, 2022.

104	—	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION

Date: September 1, 2022	By:	/s/ William E. Turcotte
William E. Turcotte
Senior Vice President, General Counsel and Corporate Secretary

NOBLE FINANCE COMPANY

	By:	/s/ Richard B. Barker
Richard B. Barker
Senior Vice President and Chief Financial Officer